AMENDMENT NO. TWO TO LOAN AGREEMENT



           This Amendment No. Two (the Amendment) dated as of January 23, 1996, is between Bank of America National
Trust  and  Savings Association (the Bank)  and  Amplicon,
Inc. (the Borrower).


                          RECITALS

           A. The Bank and the Borrower entered into a certain Loan Agreement dated as of August 12, 1993, as modified by an amendment dated as December 16, 1994 (as amended, the Agreement).

          B. The Bank and the Borrower desire to amend the Agreement.



                          AGREEMENT

           1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

           2. Amendments. The Agreement is hereby amended as follows:

           2.1  Paragraph 1.2 is amended by substituting the
date  December 31, 1997 for the date December  31,  1996
appearing therein.

           2.2 Paragraph 1.4(b) is amended by substituting the date April 1, 1998 for the date April 1, 1997 appearing therein and by substituting the date December 31, 1998 for the date December 31, 1997 appearing therein.

           3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, and (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound].

            4.      Conditions.   This  Amendment  will   be
effective when the Bank receives the following items, in form and content acceptable to the Bank:

          4.1  This Amendment executed by the Borrower.

           5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

                  This Amendment is executed as of the date stated at the beginning of this Amendment.


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION


                              By     Deborah L. Miller/s/
                                     Deborah L. Miller
                              Title  Vice President



                              AMPLICON, INC.


                              By      Patrick E. Paddon/s/

                              Title   Chief  Executive Officer

                              By      Glen T. Tsuma/s/

                              Title   Chief Operating Officer